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                                                                    EXHIBIT 99.2

                              September 20, 1999



Foundation Health Systems, Inc.
21650 Oxnard Street
Woodland Hills, CA 91367
Attention: General Counsel

         REGISTRATION RIGHTS AGREEMENT

Gentlemen:

         This letter will confirm that in connection with the settlement of certain claims as contemplated by that certain Settlement Agreement and Release, dated September 20, 1999, by and between Foundation Heath Systems, Inc., a Delaware corporation, formerly known as Health Systems International, Inc. ("Foundation"), on the one hand, and Per-Se Corporation, a Delaware corporation ("Per-Se"), on the other hand (the "Settlement Agreement"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto hereby covenant and agree as follows:

         1. CERTAIN DEFINITIONS. Any capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Settlement Agreement.

         2. RESALE REGISTRATION STATEMENT.

         (a) Per-Se shall prepare and file with the Commission as soon as practicable after the date hereof, but in no event more than 10 days after the date hereof, a registration statement (the "Initial Registration Statement") on Form S-3 or other available form with respect to resale of the Settlement Shares by Foundation and shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the Commission as promptly as practicable thereafter. Per-Se shall prepare and file with the Commission as soon as practical after receipt of a notice from Foundation requiring Per-Se to issue Additional Shares pursuant to the Settlement Agreement, but in no event more than 3 days after the date of such notice, a registration statement (each a "Subsequent Registration Statement" and, together with the Initial Registration Statement, a "Registration Statement") on Form S-3 or other available form with respect to resale of the Additional Shares by Foundation and shall use its reasonable best efforts to have the Subsequent Registration Statement declared effective by the Commission as promptly as practicable thereafter. As of the date hereof, Per-Se is not aware of any events, facts or circumstances that would cause the Commission not to promptly declare the Initial Registration Statement effective (other than the rights of the Commission to act

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in compliance with applicable regulations). Per-Se will allow Foundation and its representatives and agents to conduct reasonable legal, financial and other due diligence with respect to each Registration Statement.

         (b) Per-Se and Foundation will cooperate in the preparation of each Registration Statement for the Shares and will furnish each other with all information concerning themselves, their subsidiaries, directors, officers, and stockholders and such other matters as may be reasonably necessary or advisable for the Registration Statement, filings under the state securities laws, and any other statement or application made by or on behalf of Per-Se or Foundation to any governmental body in connection with this Settlement Agreement and the transactions contemplated thereby and hereby.

         (c) Per-Se shall provide Foundation a reasonable opportunity for Foundation and its representatives to review a draft of each Registration Statement, and any amendment or supplement thereto, to correct any information with respect to Foundation, and to incorporate the reasonable comments of Foundation, prior to the time a Registration Statement or any amendment or supplement thereto is filed with the Commission.

         3. EFFECTIVENESS OF REGISTRATION STATEMENT. Per-Se agrees to maintain the effectiveness of a Registration Statement from the date on which the Commission declares the Registration Statement to be effective through the first to occur of (i) the later of (x) the first anniversary of the Initial Closing and (y) the first anniversary of the last Subsequent Closing; (ii) the date on which Foundation is no longer subject to the volume limitations pursuant to Rule 144 under the Securities Act; and (iii) the date on which Foundation shall have sold all of the Settlement Shares and Additional Shares. Notwithstanding the preceding sentence, if the Board of Directors of Per-Se determines in good faith that it is in the best interests of the stockholders of Per-Se not to disclose the existence of facts surrounding any proposed or pending acquisition, disposition, strategic alliance, financing transaction or other pending material event involving Per-Se, Per-Se may, by written notice to Foundation, suspend the rights of Foundation to make sales pursuant to the Registration Statement; provided that such period of suspension shall not exceed twenty (20) days during the period in which the Registration Statement is required to remain effective as provided herein; PROVIDED, FURTHER, that Per-Se may not exercise this right of suspension more than twice during any six-month period. As of the date hereof, Per-Se is not aware of such a pending material event that would cause it to declare such a suspension of effectiveness.

         4. PER-SE COVENANTS. In connection with the preparation, filing and effectiveness of a Registration Statement, Per-Se covenants and agrees that it will:

                  a. prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for such period as may be required hereunder, and in each case to comply with the

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         provisions of the Securities Act with respect to the disposition of the Shares during such period in accordance with the intended methods of distribution by Foundation set forth in the Registration Statement;

                  b. furnish to Foundation such number of copies of the Registration Statement, each amendment and supplement thereto, in each case including all exhibits, the prospectus included in the Registration Statement and such other documents as Foundation may reasonably request in order to facilitate the disposition of the Shares by Foundation;

                  c. use its reasonable best efforts to register or qualify the Shares under such other securities or blue sky laws of such jurisdictions within the United States as Foundation reasonably requests to keep such registration or qualification in effect for as long as the Registration Statement is in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable Foundation to consummate the disposition in such jurisdictions of the Shares then owned by Foundation;

                  d. at any time when a prospectus relating to the resale of Shares is required to be delivered under the Securities Act, to notify Foundation of the happening of any event as a result of which the prospectus contained in the Registration Statement contains an untrue statement of material fact or omits any fact necessary to make the statements therein not misleading and, promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Shares, such prospectus will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

                  e. if the Registration Statement has been filed on Form S-3 or any other available form promulgated by the Commission permitting the incorporation of Per-Se's Commission reports or other documents by reference, and if such "short form" thereafter becomes unavailable for use by Per-Se for any reason, Per-Se shall as promptly as practicable thereafter take such steps as are necessary to convert the Registration Statement into a registration statement on Form S-1 or other available "long form," including, but not limited to, by post-effective amendment, and shall use commercially reasonable efforts to cause such "long-form" registration statement to become effective as promptly as practicable thereafter and to otherwise comply with the provisions of this Section 2;

                  f. use all reasonable efforts to list or admit for trading the Settlement Shares and Additional Shares, if any, on the NASDAQ National Market (or such other national stock exchange (or NASDAQ Small-Cap Market) on which the Common Stock principally trades); and

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                  g. if requested in connection with a Registration Statement in which the plan of distribution includes utilizing an investment banking firm to assist in the sale or placement of Shares, use all reasonable efforts to furnish to the Foundation and any underwriters a "comfort letter" signed by the independent public accountants who have certified the Per-Se's financial statements included in such Registration Statement, addressed to them; PROVIDED that with respect to such opinion and "comfort letter," the following shall apply: (A) "comfort letter" shall cover substantially the same matters with respect to such Registration Statement (and the prospectus included therein) as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as Foundation may reasonably request; and (B) the "comfort letter" also shall cover events subsequent to the date of such financial statements.

         5. EXCHANGE ACT REPORTS. From and after the date hereof, and for so long as is necessary in order to permit Foundation to sell the Shares pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") and to maintain the availability to Per-Se of Form S-3 or other available short-form registration statement permitting the incorporation of Per-Se's Commission reports or other documents by reference, Per-Se will file on a timely basis all reports and other documents required to be filed by it pursuant to the Securities Act and the Exchange Act, including Section 13 or 15(d) thereof; and to furnish to Foundation, so long as Foundation owns any Shares, forthwith upon request (i) a written statement by Per-Se that it has complied with reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be issued or resold pursuant to Form S-3 (or any other available short-form registration statement), (ii) a copy of the most recent annual or quarterly report of Per-Se and such other reports and documents so filed by Per-Se (including all exhibits), and (iii) such other information as may be reasonably requested in availing Foundation of any rule or regulation of the Commission which permits the selling of any such securities of Per-Se without registration or pursuant to Form S-3 or other available "short-form" registration statement.

         6. ACKNOWLEDGMENT OF FOUNDATION. Foundation acknowledges that the original issuance of the Shares was not registered under the Securities Act, or any applicable state securities laws, in reliance upon exemptions from registration contained in the Securities Act and such state laws, and that Per-Se's reliance upon such exemptions is based in part upon Foundation's representations, warranties contained in Section 7 of this Agreement.

         7. REPRESENTATIONS AND WARRANTIES OF FOUNDATION. Foundation represents, warrants and agrees as follows:

                  (a) it shall not make any sale, transfer or other disposition of the Shares without registration under the Securities Act and any applicable state

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         securities laws unless an exemption from such registration is available and is complied with;

                  (b) based upon its knowledge and experience in financial and business matters, it is familiar with investments of the sort which it is undertaking by receiving the Shares; it is fully aware of the problems and risks involved in making an investment of this type; and it is capable of evaluating the merits and risks of this investment;

                  (c) that Foundation is financially able to bear the economic risk of this investment;

                  (d) that all information with respect to Foundation provided by Foundation in writing to Per-Se specifically for use in, and contained in, the effective Registration Statement and any final prospectus used in connection therewith is true and correct in all material respects as of the date thereof; and

                  (e) that Foundation is an "accredited investor" as such term is defined in rule 501(a) under the Securities Act.

         8. PER-SE STOCK LEGEND. Prior to the effectiveness of a Registration Statement, each certificate representing Shares covered by that Registration Statement, or any substitutions therefor, shall be stamped or imprinted with a legend stating in substance as follows:

                  "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, unless a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the reasonable satisfaction of counsel for the issuer. In addition, these securities have not been registered or qualified under the securities laws of any state and may not be sold or transferred except in a transaction which is exempt under the applicable state securities laws or pursuant to an effective registration or qualification under such laws."

         9.       EXPENSES.

         (a) All expenses incurred by Per-Se or Foundation in connection with the preparation, filing and maintenance of effectiveness of each Registration Statement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel and independent accountants for Per-Se, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer

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agents and registrars, but excluding any Selling Expenses (as hereinafter defined), are herein referred to as "Registration Expenses." Notwithstanding the foregoing, Registration Expenses shall not include the fees and disbursements of more than one outside law firm representing Foundation. Any underwriting discounts, selling commissions and brokerage fees, fees and expenses of Foundation applicable to the sale of the Settlement Shares and the Additional Shares, if any, are herein called "Selling Expenses."

         (b) Per-Se will pay all Registration Expenses in connection with each Registration Statement, any amendment thereto and any resale prospectus filed pursuant to this Agreement and all Selling Expenses.

         10.      MISCELLANEOUS.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the state of California, without reference to California's choice of law rules.

         (b) This Agreement, the Settlement Agreement and the Take-down Agreement constitute the entire agreement of the parties with respect to the subject matter hereof.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.      INDEMNIFICATION AND CONTRIBUTION.

         Indemnification and Contribution in the event of any registration of the Shares hereunder or breach of this Agreement, shall be as provided in the Settlement Agreement.

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         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes referred to as this "Agreement") shall be a binding agreement among Per-Se and Foundation.

                                            PER-SE TECHNOLOGIES, INC.

                                            By: /s/ Randolph L.M. Hutto
                                                ------------------------------
                                                  Randolph L.M. Hutto
                                                  Executive Vice President

FOUNDATION HEALTH SYSTEMS, INC.

By: /s/ Michael E. Jansen
   ------------------------------------
   Name:  Michael E. Jansen
   Title: Vice President, Asst. General
           Counsel and Asst. Secretary